Exhibit 10.18

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

SUGARMADE, INC.

CONVERTIBLE PROMISSORY NOTE

$[●]	Issue Date: [●]

FOR VALUE RECEIVED, SugarMade, Inc., a Delaware corporation (the “Company”), promises to pay to ____________________________ (the “Holder”), or its registered assigns, the principal amount of [●] Dollars ($[●]), together with simple interest from the date of this Note on the unpaid principal balance at a rate equal to fifteen percent (15%) per annum, computed on the basis of the actual number of days elapsed and a year of 365 days.

The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder, by the acceptance of this Note, agrees:

1. Payment of Interest. All interest shall be paid within fifteen (15) days after the end of each quarter during the term of this Note (i.e. within 15 days after June 30th, September 30th, December 31st and March 31st). The amount of 5% of the interest rate shall be paid in cash. The remaining 10% of the interest rate shall be paid in shares of Company common stock. The number of shares of Company common stock issuable shall be determined based on the dollar amount of the 10% interest rate for the applicable quarter divided by the greater of (i) $.70 per share; or (ii) the average closing price of the Company’s common stock for the ten (10) day period prior to the end of the applicable quarter.

2. Conversion.

2.1   Conversion. At the election of the Holder and upon written notice to the Company, the Holder may convert all or a portion of the outstanding principal hereunder into shares of Common Stock of the Company at the conversion price of $.70 per share (the “Note Conversion Price”).

2.2   Conversion Procedure. The Note shall be converted into shares of Company Common Stock at the Note Conversion Price upon receipt by the Company of notice from Holder of its election for such conversion and specifying the principal and interest amount of the Note to be converted. Upon such conversion, the Holder shall surrender this Note at the Company’s principal executive office, or, if this Note has been lost, stolen, destroyed or mutilated, then, in the case of loss, theft or destruction, the Holder shall deliver an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, the Holder shall surrender and cancel this Note. The Company shall, as soon as practicable thereafter, issue and deliver to such Holder at such principal executive office a certificate or certificates for the number of shares to which the Holder shall be entitled upon such conversion (bearing such legends as are required by the Company and applicable state and federal securities laws in the opinion of counsel to the Company). Any fractional shares to be issued upon conversion of this Note shall be rounded down to the nearest whole share.

Exhibit 10.18

2.3   Further Assurances. In connection with the conversion of this Note and payment of interest in shares of Company common stock, the Holder, by acceptance of this Note, agrees to execute all agreements and other documents executed by the Company shareholders, and any such other documents as may be reasonably requested by the Company.

3. Prepayment. This Note may be prepaid in whole or in part without penalty and without the consent of Holder; provided, however, any such prepayment of the outstanding balance of principal and interest by the Company shall be converted into and added to the outstanding balance of the Company’s existing production credit line between the Company and Holder.

4. Maturity Date. Unless converted as provided herein, all unpaid principal, together with any then accrued but unpaid interest and any other amounts payable hereunder, shall be due and payable on the two (2) year anniversary of the Issue Date; provided, however, the Holder may request repayment in writing at any time after the one (1) year anniversary of the Issue Date, and upon receipt of such written notice, the Company must repay all unpaid principal and accrued interest within six (6) months after receipt of such written notice.

5. Events of Default. The occurrence of any of the following shall constitute an “Event of Default” under this Note:

5.1   Failure to Pay. The Company shall fail to pay when due any repayment required under the terms of this Note on the date due and such repayment shall not have been made within five (5) days of the Company’s receipt of the Holder’s written notice to the Company of such failure to pay; or

5.2   Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (iii) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (iv) take any action for the purpose of effecting any of the foregoing; or

5.3   Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the Company’s property, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the Company’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement.

Exhibit 10.18

Upon the occurrence or existence of any Event of Default described in Section 5.1 and at any time thereafter during the continuance of such Event of Default, the Holder may, by written notice to Company, declare this Note immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained in this Note to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 5.2 and 5.3, immediately and without notice, this Note shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained in this Note to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Holder may exercise any other right, power or remedy permitted to it by law.

6. Representations and Warranties of Holder. Holder hereby represents and warrants to the Company that:

6.1   Authorization. This Note constitutes Holder’s valid and legally binding obligation, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies. Holder represents that it has full power and authority to enter into this Note. Holder represents that his principal address is set forth on the signature page.

6.2           Purchase Entirely for Own Account. Holder acknowledges that the Note is issued to Holder in reliance upon Holder’s representation to the Company that the Note and any shares of Company common stock issued upon conversion of the Note or issued for payment of interest (collectively, the Company common stock with the Note, the “Securities”) will be acquired for investment for Holder’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Holder further represents that Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities.

6.3           Disclosure of Information. Holder acknowledges that it has received all the information it considers necessary or appropriate for deciding whether to acquire the Securities. Holder further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities.

6.4           Investment Experience. Holder is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

Exhibit 10.18

6.5           Accredited Investor. Holder is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act, such that one or more of the qualifications set forth on the Investor Suitability Questionnaire set forth the exhibit applies, and Holder has completed, executed and delivered to the Company the Investor Suitability Questionnaire, and the information contained in the Investor Suitability Questionnaire is true and correct.

6.6           Restricted Securities. Holder understands that the Securities have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder’s representations as expressed herein. Holder understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, Holder must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Holder acknowledges that the Company has no obligation to register or qualify the Securities for resale. Holder further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Holder’s control, and which the Company is under no obligation and may not be able to satisfy. It is understood that the Securities may bear restrictive legends the following legends regarding transferability.

6.7           Further Limitations on Disposition. Without in any way limiting the representations and warranties set forth above, Holder further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 6 and: (i) there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or Holder has notified the Company (or its successor in interest) of the proposed disposition and has furnished the Company (or its successor in interest) with a detailed statement of the circumstances surrounding the proposed disposition; and If reasonably requested by the Company (or its successor in interest), Holder shall have furnished the Company (or its successor in interest) with an opinion of counsel, reasonably satisfactory to the Company (or its successor in interest), that such disposition will not require registration of such shares under the Act.

6.8           Knowledge. Holder is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Holder is not relying upon any promise, guarantee or other representation made by the Company as to the Company’s business or its future prospects.

Exhibit 10.18

7. Miscellaneous.

7.1   Loss, Theft, Destruction or Mutilation of Note. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the case of loss, theft or destruction, delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Note, the Company shall execute and deliver, in lieu of this Note, a new Note executed in the same manner as this Note, in the same principal amount as the unpaid principal amount of this Note and dated the date to which interest shall have been paid on this Note or, if no interest shall have yet been so paid, dated the date of this Note.

7.2   Payment. All cash payments under this Note shall be made in lawful tender of the United States.

7.3   Usury. In the event that any interest paid on this Note is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

7.4   Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the Holder.

7.5   Successors and Assigns. This Note may be assigned or transferred by the Holder only with the prior written approval of the Company. Subject to the preceding sentence, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

7.6   Governing Law. THIS NOTE SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF CALIFORNIA AS SUCH LAWS ARE APPLIED TO AGREEMENTS BETWEEN CALIFORNIA RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN CALIFORNIA.

Exhibit 10.18

IN WITNESS WHEREOF, the parties have executed this Note as of the date first above written.

SUGARMADE, INC.:

By: __________________________________
Clifton Leung, Chief Executive Officer

HOLDER:

_____________________________________

Address: _____________________________
_____________________________________

Exhibit 10.18

INVESTOR SUITABILITY QUESTIONNAIRE

Please check the applicable box –

A.	The undersigned is an accredited investor by reason of coming within one of the following categories:

___ 1.
A natural person whose net worth, either individually or jointly with such person's spouse, at the time of the undersigned's receipt the shares exceeds $1,000,000 (excluding the person’s primary residence);

___ 2.
A natural person who had an individual income in excess of $200,000, or joint income with that person's spouse in excess of $300,000, in the two most recent years and reasonably expects to have individual income reaching the same level in the current year;

___ 3.
A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3)(a)(5)(A) of the Securities Act. whether acting in its individual or fiduciary capacity;

___ 4.	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

___ 5.	An insurance company as defined in Section 2(13) of the Securities Act:

___ 6.	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

___ 7.	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

___ 8.
A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees. if such plan has total assets in excess of $5,000,000;

___ 9.
An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

___ 10.	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

Exhibit 10.18

___ 11.
An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the shares, with total assets in excess of $5,000,000;

___ 12.	An executive officer or director of the Company.

___ 13.
A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the shares, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the company; or

___ 14.
An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this category only, a list of the equity owners of the undersigned, and each such equity owner should complete a copy of this questionnaire.

The undersigned has executed this Investor Suitability Questionnaire as of [●], 2013.

HOLDER:

______________________________________